UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

Exide Technologies
(Exact name of registrant as specified in its charter)

Delaware	001-11263	23-0552730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Building 200,
Milton, Georgia, 30004
(Address of principal executive offices, Zip Code)

(678) 566-9000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a press release dated August 4, 2011, which contains information regarding the Company's results of operations and financial condition for the fiscal quarter ended June 30, 2011. The information furnished pursuant to 2.02, including Exhibit 99.1, shall be deemed furnished but not filed.

Item 9.01. Financial Statements and Exhibits.

99.1 Press release dated August 4, 2011 announcing results of operations

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2011	Exide Technologies
	By:	/s/ PHILLIP A. DAMASKA Phillip A. Damaska Executive Vice President & Chief Financial Officer